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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                -----------------

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 21, 2002
                                 ---------------

                                 NET2PHONE, INC.
                                 ---------------
             (Exact name of registrant as specified in its charter)

                                    000-26763
                                    ---------
                            (Commission File Number)

                 Delaware                              22-3559037
                 --------                              ----------
      (State or other jurisdiction of       (I.R.S. Employer Identification No.)
      incorporation or organization)

                                520 Broad Street
                            Newark, New Jersey 07102
                            ------------------------
             (Address of principal executive offices, with zip code)

                                 (973) 438-3111
                                 --------------
              (Registrant's telephone number, including area code)


                          ----------------------------
                         (Former name or former address,
                          if changed since last report)

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Item 5.  Other Events.

         On February 21, 2002, Net2Phone, Inc. (the "Registrant") issued a press release announcing the reduction in its staff and realignment of certain of its businesses. A copy of the press release issued by the Registrant is attached as an exhibit hereto.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Not Applicable.
         (b)      Not Applicable.
         (c)      Exhibits.

Exhibit No:       Description
-----------       -----------

99.1              Press Release dated as of February 21, 2002



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

         Date: February 26, 2002
                                        NET2PHONE, INC.


                                         /s/ Stephen M. Greenberg
                                        ---------------------------------
                                        By:  Stephen M. Greenberg
                                        Its: Chief Executive Officer